UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 30, 2022

McCormick & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	MD	21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC.V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
McCormick & Company, Incorporated filed a Current Report on Form 8-K on April 4, 2022 (the “Original 8-K”). This Amendment to the Original 8-K is filed solely to correct submission errors that inadvertently resulted in the Original 8-K appearing on EDGAR only under Item 9.01 of Form 8-K and the exhibits being referenced as Item 9.01 instead of the exhibit numbers listed below on Form 8-K. The text and exhibits of the Original 8-K are otherwise unchanged and appear below and attached hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2022, the Registrant’s stockholders approved the Registrant’s 2022 Omnibus Incentive Plan (the “Plan”) at the 2022 Annual Meeting of Stockholders (the "Annual Meeting"). A detailed description of the Plan was included in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on February 17, 2022 (the "Proxy Statement"). A copy of the Plan, is filed as Exhibit A to the Proxy Statement. A copy of the Form of Long-Term Performance Plan Agreement, the Form of Restricted Stock Units Agreement, the Form of Restricted Stock Units Agreement for Directors, the Form of Non-Qualified Stock Option Agreement and the Form of Non-Qualified Stock Option Agreement for Directors, each pursuant to the Plan, are attached to this Form 8-K as Exhibits 10(i), 10(ii), 10(iii), 10(iv) and 10(v), respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 30, 2022, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2022 was ratified, (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote, and (iv) the Plan was approved. The proposals are described in detail in the Registrant's Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Anne L. Bramman	10,974,428	91,891	11,051	3,170,731
Michael A. Conway	10,977,522	93,087	6,761	3,170,731
Freeman A. Hrabowski, III	10,929,912	124,218	23,240	3,170,731
Lawrence E. Kurzius	10,977,029	94,273	6,068	3,170,731
Patricia Little	10,971,777	96,648	8,945	3,170,731
Michael D. Mangan	10,970,899	99,819	6,652	3,170,731
Maritza G. Montiel	10,945,346	123,278	8,746	3,170,731
Margaret M.V. Preston	10,971,012	96,338	10,020	3,170,731
Gary Rodkin	10,839,714	225,553	12,103	3,170,731
Jacques Tapiero	10,978,141	92,652	6,577	3,170,731
W. Anthony Vernon	10,552,445	516,142	8,783	3,170,731

2. Registrant’s stockholders ratified the Appointment of Ernst & Young LLP as the Registrant’s Independent Registered Public Accounting firm for the fiscal year ending November 30, 2022. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,120,099	103,657	24,345	0

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,636,413	398,676	42,281	3,170,731

4. Registrant’s stockholders approved the Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,721,669	334,586	21,115	3,170,731

No other matters were submitted for stockholder action.

Item 9.01: Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10 (i)	Form of Long-Term Performance Plan Agreement under the 2022 Omnibus Incentive Plan.
10 (ii)	Form of Restricted Stock Units Agreement under the 2022 Omnibus Incentive Plan.
10 (iii)	Form of Restricted Stock Units Agreement for Directors under the 2022 Omnibus Incentive Plan.
10 (iv)	Form of Non-Qualified Stock Option Agreement under the 2022 Omnibus Incentive Plan.
10 (v)	Form of Non-Qualified Stock Option Agreement for Directors under the 2022 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 5, 2022	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary